UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

FAR EAST ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-32455	88-0459590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 230, Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 598-0470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 5, 2015, Far East Energy Corporation (the “Company”) and Far East Energy (Bermuda), Ltd. (“FEEB”), a wholly-owned subsidiary of the Company, entered into an Amendment Agreement (the “Amendment”) with the lenders party thereto (collectively, the "Lenders").

The Amendment amends the facility agreement originally made and dated November 28, 2011 (as amended, the “Facility Agreement”) between the Company, FEEB and Standard Chartered Bank (“SCB”) to, among other things, extend the maturity date of the Facility Agreement to March 29, 2016. The rights and obligations of SCB under the Facility Agreement were transferred to the Lenders on September 29, 2015.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of each of which is attached hereto as Exhibit 10.1, and to the Facility Agreement attached as Exhibit 10.1 to the Form 8-K filed on December 2, 2011, the first amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on May 25, 2012, the second amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on November 28, 2012, the third amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on December 20, 2012, the fourth amendment thereto attached as Exhibit 10.3 to the Form 8-K filed on January 18, 2013, the fifth amendment thereto attached as Exhibit 10.4 to the Form 8-K filed on January 18, 2013, the sixth amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on December 31, 2013, the Extension Agreement to the Facility Agreement attached as Exhibit 10.79 to the Form 10-K filed on March 31, 2014, the Second Extension Agreement to the Facility Agreement attached as Exhibit 10.1 to the Form 8-K filed on July 11, 2014, the Third Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on September 15, 2014, the Fourth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on October 31, 2014, the Fifth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on November 28, 2014, the Sixth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on January 5, 2015, the Seventh Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on January 15, 2015, the Eighth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on February 19, 2015, the Ninth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on April 1, 2015, the Tenth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on May 1, 2015, the Eleventh Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on June 2, 2015, the Twelfth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on July 2, 2015, and the Thirteenth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on September 11, 2015, which are each incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

10.1	Amendment Agreement, dated October 5, 2015, among Far East Energy Corporation, Far East Energy (Bermuda), Ltd. and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2015

Far East Energy Corporation

By:	/s/ Michael R. McElwrath
Michael R. McElwrath
Chief Executive Officer

Index to Exhibits

Exhibit
Number	Description

10.1	Amendment Agreement, dated October 5, 2015, among Far East Energy Corporation, Far East Energy (Bermuda), Ltd. and the lenders party thereto.